Exhibit 1.1

FORM No. 2

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF ASSOCIATION OF COMPANY LIMITED BY SHARES

Section 7(1) and (2)

MEMORANDUM OF ASSOCIATION

OF

Cool Company Ltd.

(hereinafter referred to as “the Company”)

1.	The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.	We, the undersigned, namely,

Name and Address	Bermudian Status	Nationality	Number of Shares
	(Yes or No)		Subscribed

Quorum Services Limited	Yes	Bermudian	1
“Thistle House”
4 Burnaby Street
Hamilton HM 11
Bermuda

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.	The Company is to be an exempted company as defined by the Companies Act 1981.

4.	The Company, with the consent of the Minister of Finance, has power to hold land situate in Bermuda not exceeding NIL in all, including the following parcels:

N/A

5.	The authorised share capital of the Company is US$10,000 common shares divided into shares of US$1.00 each.

6.	The objects for which the Company is formed and incorporated are unrestricted.

7.	The company shall have, pursuant to Section 11 (1) (b) of the Companies Act 1981, the capacity, rights, powers and privileges of a natural person.

8.	The Company shall have, pursuant to Section 42 of the Companies Act 1981, the power to issue preference shares which are liable to be redeemed at the option of the holder.

9.	The Company shall have, pursuant to Section 42A of the Companies Act 1981, the power to purchase its own shares for cancellation

10.	The Company shall have, pursuant to Section 42B of the Companies Act 1981, the power to acquire its own shares to be held as treasury shares.

Signed by each subscriber in the presence of at least one witness attesting the signature thereof:

For and on behalf of Quorum Services Limited
Acting in its capacity as Provisional Director

(Subscribers)	(Witnesses)

Subscribed this 29th day of October, 2018.

STAMP DUTY (to be affixed)

FORM NO. 7a	Registration No. 54129

BERMUDA

CERTIFICATE OF DEPOSIT OF

MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Cool Company Ltd.

was delivered to the Registrar of Companies on the 13th day of November 2018 in accordance with section 45(3) of the Companies Act 1981 (“the Act”).

Given under my hand and Seal of the REGISTRAR OF COMPANIES this 21st day of November 2018 Maria Boodram for Registrar of Companies

Capital prior to increase:	US$	10,000.00

Amount of increase:	US$	1,599,990,000.00

Present Capital:	US$	1,600,000,000.00

FORM NO. 8a	Registration No. 54129

BERMUDA

CERTIFICATE OF DEPOSIT OF

MEMORANDUM OF REDUCTION OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Reduction of Share Capital of

Cool Company Ltd.

was delivered to the Registrar of Companies on the 29th day of January 2020 in accordance with section 46 of the Companies Act 1981 (“the Act”).

Given under my hand and Seal of the REGISTRAR OF COMPANIES this 26th day of February 2020 George Outerbridge for Registrar of Companies

Capital prior to reduction:	US$	1,600,000,000.00

Amount of reduction:	US$	1,598,990,000.00

Present Capital:	US$	1,010,000.00

FORM NO. 17a	Registration No. 54129

BERMUDA

NOTIFICATION OF

DIMINUTION OF AUTHORISED BUT UNISSUED

SHARE CAPITAL

THIS IS TO CERTIFY that a Diminution of Authorised but Unissued Share Capital of

Cool Company Ltd.

was delivered to the Registrar of Companies on the 29th day of January 2020 in accordance with section 45(1)(a)(iii) of the Companies Act 1981 (“the Act”).

Given under my hand and Seal of the REGISTRAR OF COMPANIES this 26th day of February 2020 George Outerbridge for Registrar of Companies

Authorised Share Capital before Cancellation:	US$	1,600,000,000.00

Share Capital after Cancellation:	US$	1,010,000.00

Registration No. 54129

GOVERNMENT OF BERMUDA

Registrar of Companies

The Companies Act 1981

CERTIFICATE OF DEPOSIT OF MEMORANDUM OF REDUCTION OF ISSUED SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Reduction of Issued Share Capital of

Cool Company Ltd.

was delivered to the Registrar of Companies on the **11th day of January 2022** in accordance with section 46(5) of ***the Companies Act 1981*** (the "Act").

Kenneth Joaquin

Registrar of Companies

11th day of January 2022

REGISTRAR OF COMPANIES BERMUDA

QUO FATA FERUNT

NY20005102x1 000007

Registration No. 54129

GOVERNMENT OF BERMUDA

Registrar of Companies

The Companies Act 1981

Cool Company Ltd.

was delivered to the Registrar of Companies on the **27th day of January 2022** in accordance with section 45(3) of ***the Companies Act 1981*** (the "Act").

Kenneth Joaquin
Registrar of Companies
2nd day of February 2022

NY20005102x1 000008